Exhibit 10.18

AMENDMENT TO

MANAGEMENT SHAREHOLDER AGREEMENT

This Amendment dated as of January 1, 2015 (the “Amendment”) to that certain Management Shareholder Agreement, dated as of June 1, 2012 (the “Agreement”), is entered into by and among Interpool, Inc., d/b/a TRAC Intermodal®, a Delaware corporation (the “Company”), Seacastle Inc., a Marshall Islands corporation (“Seacastle”), SCT Chassis Inc., a Marshall Islands corporation (“SCT Chassis”), and Christopher Annese (the “Management Investor”). Capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

WHEREAS, pursuant to the terms of the Agreement, on June 1, 2012, Management Investor was granted a total of 40,430  restricted shares of Common Stock;

WHEREAS, the Company desires to grant to the Management Investor an additional 9,785  restricted shares of Common Stock (the “Supplemental Grant”) on the date hereof, subject to the terms provided herein;

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      The Supplemental Grant

(a) On January 1, 2015, the Company shall grant to the Management Investor (the “Supplemental Grant”), and the Management Investor hereby accepts, effective as of the date of such Supplemental Grant, an additional 9,785 restricted shares of Common Stock (the “Supplemental Granted Shares”).

(b) The Supplemental Granted Shares shall vest upon granting.

(c) The Supplemental Granted Shares shall be deemed Initial Restricted Shares under the Agreement and shall be subject to all applicable terms and conditions set forth in the Agreement.

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IN WITNESS WHEREOF, the parties have executed this Amendment to the Management Shareholder Agreement as of the first date written above.

SEACASTLE INC.

By:
Name:
Title:

INTERPOOL, INC.,
d/b/a TRAC INTERMODAL

By:
Name:
Title:

SCT CHASSIS INC.

By:
Name:
Title:

MANAGEMENT INVESTOR

Address:

Exhibit B - Page 1